Exhibit 99.1

FOR IMMEDIATE RELEASE

Royal Caribbean Group provides update on COVID-19, Omicron variant impact

MIAMI – December 30, 2021 – Today, Royal Caribbean Group provided an update on the status of its business and the impact of the Omicron variant.

Knowledge about COVID-19 and how to deal with it have been in a constant state of flux for the last two years. Omicron has significantly altered the COVID-19 landscape for everyone, and the Royal Caribbean Group is no exception.

As widely reported, the Omicron variant is significantly more infectious than its predecessors and has already become the dominant form of COVID-19 in the U.S. and elsewhere. Fortunately, Omicron also appears to cause significantly less severe symptoms than earlier variants, especially for people who are vaccinated. Cruising remains one of the few places one can vacation knowing that almost everyone you meet is fully vaccinated.

The recent experience on Royal Caribbean Group ships is consistent with these observations. The numbers indicate an increase in people testing positive without a corresponding increase in people becoming ill. Since cruising restarted in the U.S. in June 2021, the Royal Caribbean Group has carried 1.1 million guests with 1,745 people testing positive – a positivity rate of 0.02%. Furthermore, the vast majority of those cases had no symptoms or only mild symptoms, with only 41 people needing hospitalization. None of the Omicron cases have been severe or needed to be taken to a hospital. These figures are a result of almost everyone onboard having been vaccinated and having a negative test before boarding.

“Omicron is having a big short-term impact on everyone, but many observers see this as a major step towards COVID-19 becoming endemic rather than epidemic,” said Richard Fain, Chairman & CEO. “We don’t like to see even one case, but our experience is a fraction of the comparable statistics of virtually any other comparable location or industry. Few businesses are subject to such intense scrutiny, regulation, and disclosure requirements by so many authorities, and we welcome that scrutiny because of our commitment to safety. We intend to maintain our goal of delivering the safest vacation on land or sea and will constantly adjust our procedures to accomplish this even in the face of Omicron’s amazing transmissibility.”

Royal Caribbean Group’s Chief Medical Officer Dr. Calvin Johnson emphasizes: “The company is navigating through the ever-evolving information on the Omicron variant. Our case count has spiked, but the level of severity is significantly milder. We will remain nimble and in constant contact with health authorities. For example, even before Omicron, we have been giving all our crewmembers booster shots as they became eligible.”

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Following a very strong Cyber weekend, the company experienced a decline in bookings and increased cancellations for near-term sailings but to a lesser degree than that experienced with the Delta variant. Load factors for sailings in the first half of 2022 remain below historical levels, as expected. However, sailings for the second half of 2022 continue to be booked within historical ranges, at higher prices with and without Future Cruise Credits (FCCs), with strong demand from the critical U.S. market.

The travel industry is experiencing significant disruptions by air transport and other service providers due to the spread of Omicron. Such disruptions are particularly impactful during the holiday season as the need increases and the labor supply is impacted by the current spike in cases. Similar issues are impacting the company’s onboard service capabilities. In addition, the company is experiencing service disruptions at selected destinations and to date has cancelled or significantly modified 16 destination calls out of 331. The company expects these disruptions to continue in the near term and then decline as the world adjusts to the current trends.

Fain concluded, “We are constantly learning and adjusting as Omicron appears to be ushering in a new phase in the fight against COVID-19. We expect these factors to have a negative impact in the short term but are optimistic they will lead us to a more pervasive but less severe health environment. Taken together, this should enable us to produce a strong transitional year in 2022 and a very strong 2023.”

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Media contact: Jonathon Fishman

Email: corporatecommunications@rccl.com

About Royal Caribbean Group

Royal Caribbean Group (NYSE: RCL) is one of the leading cruise companies in the world with a global fleet of 60 ships traveling to more than 800 destinations around the world. Royal Caribbean Group is the owner and operator of three award-winning cruise brands: Royal Caribbean International, Celebrity Cruises, and Silversea Cruises, and it is also a 50% owner of a joint venture that operates TUI Cruises and Hapag-Lloyd Cruises. Together, the brands have an additional 13 ships on order as of September 30, 2021. Learn more at www.royalcaribbeangroup.com or www.rclinvestor.com.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements in this press release relating to, among other things, our future performance estimates, forecasts and projections constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding revenues, costs and financial results for 2021 and beyond. Words such as "anticipate," "believe," "could," "driving," "estimate," "expect," "goal," "intend," "may," "plan," "project," "seek," "should," "will," "would," "considering," and similar expressions are intended to help identify forward-looking statements. Forward-looking statements reflect management's current expectations, are based on judgments, are inherently uncertain and are subject to risks,

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uncertainties and other factors, which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements. Examples of these risks, uncertainties and other factors include, but are not limited to, the impact of COVID-19 and other contagious illnesses on economic conditions, industries and societies generally, the travel industry and the financial position and operating results of our Company; required or voluntary travel restrictions, including current and potential suspensions of cruises; guest cancellations; the pace and effectiveness of our return to service; our ability to satisfy the Framework for the Conditional Sailing Order issued by the U.S. Centers for Disease Control and Prevention; the impact of state regulation and litigation regarding proof of passenger vaccination; our ability to obtain sufficient financing, capital or revenues to satisfy liquidity needs, capital expenditures, debt repayments and other financing needs; the effectiveness of the actions we have taken to improve and address our liquidity needs; the impact of the economic and geopolitical environment on key aspects of our business, such as the demand for cruises, passenger spending and operating costs; supply chain disruptions; incidents or adverse publicity concerning our ships, port facilities, land destinations and/or passengers or the cruise vacation industry in general; concerns over safety, health and security of guests and crew; the cost and effectiveness of our safety protocols relating to COVID-19; impairments of our goodwill, long-lived assets, equity investments and notes receivable; difficulties sourcing crew, provisions and supplies; the occurrence of COVID-19 and other contagious diseases on our ships and concerns about the risk of illness when traveling to, on or from our ships; unavailability of ports of call; growing anti-tourism sentiments and environmental concerns; changes in U.S. foreign travel policy; uncertainties relating to conducting business internationally and expanding into new markets and new ventures; our ability to recruit, develop and retain high quality personnel; changes in operating and financing costs; the impact of our current and future indebtedness; the impact of foreign currency exchange rates, inflation and interest rate and fuel price fluctuations; labor shortages; the impact of conversions of our convertible notes, if any, in shares of our common stock or a combination of cash and shares of our common stock; our expectation that we will not declare or pay dividends on our common stock for the foreseeable future; vacation industry competition and changes in industry capacity and overcapacity; the risks and costs related to cyber security attacks, data breaches, protecting our systems and maintaining data security and integrity, as well as personal data of our guests, employees and others; the impact of new or changing legislation and regulations or governmental orders on our business; pending or threatened litigation, investigations and enforcement actions; the effects of weather, natural disasters and seasonality on our business; emergency ship repairs, including the related lost revenue; the impact of issues at shipyards, including ship delivery delays, ship cancellations or ship construction cost increases; shipyard unavailability; the unavailability or cost of air service; and uncertainties of a foreign legal system as we are not incorporated in the United States.

In addition, many of these risks and uncertainties are heightened and will continue to be heightened, or in the future may be heightened, by the COVID-19 pandemic. It is not possible to predict or identify all such risks.

More information about factors that could affect our operating results is included under the caption "Risk Factors" and elsewhere in our most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as our other filings with the SEC, copies of which may be obtained by visiting our Investor Relations website at www.rclinvestor.com or the SEC's website at www.sec.gov. Undue reliance should not be placed on the forward-looking statements, which are based on information available to us on the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.